UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

XSUNX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Enterprise, Aliso Viejo, CA 92656
(Address of principal executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 330-8060

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2018, XsunX, Inc. (the "Company") issued a 10% unsecured convertible promissory note (the “Note”) and entered into a Securities Purchase Agreement (the "Purchase Agreement") with an accredited investor (the “Lender”) for the principal amount of $25,000 (the “Note”) which transactions consummated and closed upon the advanced of the principal amount on May 9, 2018. The Note matures on February 15, 2019. The Company has the right to redeem a portion or all amounts outstanding under the Note prior to one hundred and eighty-one days from issuance of the Note under a variable redemption rate premium. After one hundred and eighty days the holder may convert into shares of common stock at a conversion price to be 65% of the average of the two lowest dollar volume weighted average price (“VWAP”) occurring during the fifteen trading days preceding any conversion date by Holder. Upon closing of the transaction, the Company agreed to allow the Investor to retain $3,000 of the advanced sum for Lenders legal and due diligence expenses.

The Lender agreed that so long as the Note remains outstanding, the Lender, and the Lenders affiliates, will not enter into or effect “short sales” transactions of the common stock which would established a short position with respect to the common shares of the Company.

The foregoing is qualified in its entirety by the form of Note attached as Exhibit 10.1, and the Securities Purchase Agreement attached as Exhibit 10.2, which are incorporated herein by reference.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Conversion of Note

On January 24, 2018, the holder of convertible 10% promissory note originally issued November 20, 2014 converted accrued principal and interest in the amount of $9,904 into 49,519,014 shares of the Company’s common stock. The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a) 2 of the Securities Act since, among other things, the transactions did not involve a public offering.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Form of 10% Convertible Promissory Note
10.2	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XSUNX, INC.

Date: May 14, 2018	By:	/s/ Tom M. Djokovich
Tom M. Djokovich
Title: CEO/Secretary